FREIGHT RECEIVABLES (Tables)	12 Months Ended
Dec. 31, 2019
FREIGHT RECEIVABLES
Schedule of individually determined to be impaired to a value

USDm	2019	2018	2017
Analysis as of 31 December of freight receivables:
Gross freight receivables:
Not yet due	39.8	44.0	25.5
Due < 30 days	22.5	18.8	26.0
Due between 30 and 180 days	25.3	20.5	18.4
Due > 180 days	6.0	4.4	2.7
Total gross	93.6	87.7	72.6
Allowance for expected credit loss	3.7	1.7	1.3
Total net	89.9	86.0	71.3

Schedule of movement in provisions for impairment of freight receivables

USDm	2019	2018	2017
Allowance for expected credit loss
Balance as of 1 January	1.7	1.3	2.6
Adjustment to prior years	1.5	—	—
Provisions for the year	2.4	1.7	0.6
Provisions reversed during the year	(1.9)	(1.0)	(1.9)
Provisions utilized during the year	—	(0.3)	—
Balance as of 31 December	3.7	1.7	1.3